780 North Water Street Milwaukee, WI 53202-3590 TEL 414-273-3500 Fax 414-273-5198 www.gklaw.com

January 19, 2007

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C.  20549

Re:

Kopp Funds, Inc. (Registration Nos. 333-29687; 811-8267)

Ladies and Gentlemen:

In lieu of filing the form of Prospectus (for the Kopp Emerging Growth Fund) and the form of Statement of Additional Information (for both the Kopp Emerging Growth Fund and the Kopp Total Quality Management Fund) which will be used by Kopp Funds, Inc. (the “Company”) after the effective date of Post-Effective Amendment No. 17 to the Company’s Registration Statement on Form N-1A as required by Rule 497(c) under the Securities Act of 1933, as amended, in accordance with Rule 497(j) under such Act, we hereby provide you with notice that (1) the form of Prospectus (for the Kopp Emerging Growth Fund) and the form of Statement of Additional Information (for both the Kopp Emerging Growth Fund and the Kopp Total Quality Management Fund) that would have been filed under Rule 497(c) for the Company would not have differed from the Prospectus and Statement of Additional Information contained in the Company’s Post-Effective Amendment No. 17 and (2) the text of the Company’s Post-Effective Amendment No. 17 was filed electronically on January 16, 2007 (which became effective immediately upon filing).

With respect to the form of Prospectus (for the Kopp Total Quality Management Fund) which will be used by the Company after the effective date of Post-Effective Amendment No. 17, such Prospectus is being filed pursuant to Rule 497(c) via EDGAR concurrently with this letter.

Please do not hesitate to contact me if you have any questions regarding this letter.

Very truly yours,

GODFREY & KAHN, S.C.

/s/ Pamela M. Krill

Pamela M. Krill

Offices in Milwaukee, Madison, Waukesha, Green Bay and Appleton, WI; Washington, DC; and Shanghai, PRC

Godfrey & Kahn is a member of Terralex®, a Worldwide Network of Independent Law Firms